Exhibit 99.1

GrafTech Announces Restart of Operations at Monterrey, Mexico Facility

BROOKLYN HEIGHTS, Ohio – November 18, 2022 – GrafTech International Ltd. (NYSE: EAF) ("GrafTech" or the "Company") announced today the conditional lifting of the temporary suspension notice related to the Company’s operations located in Monterrey, Mexico, allowing the Company to resume operations at the facility, effective immediately. On November 17, 2022, the State Attorney’s Office for the Secretary of Environment of the State of Nuevo León, Mexico (the “State Attorney”) lifted the suspension notice, subject to the completion of certain agreed-upon activities, including the submission of an environmental impact study with respect to the facility’s operations. The temporary suspension notice had been issued on September 15, 2022, by the State Attorney, as described in the Company’s Current Report on Form 8-K furnished on September 16, 2022.
"We are pleased to have received an order that allows for the immediate restart of our operations in Mexico,” said Marcel Kessler, Chief Executive Officer and President. "We remain committed to being a good corporate citizen and positively supporting the communities in which we operate, and we look forward to expanding our engagement with the Monterrey community for many years to come. I would like to thank the entire GrafTech team, particularly all our employees in Monterrey, for their efforts to address this situation and the continued focus on supporting our customers and moving our business ahead."
For the fourth quarter of 2022, the Company continues to anticipate the temporary suspension will impact its ability to fulfill approximately 10 thousand metric tons (“MT”) to 12 thousand MT of customer orders, consistent with its previous outlook provided on November 4, 2022. The Company will provide an update on the estimated impact of the suspension on its 2023 outlook when it reports its fourth quarter 2022 results.
The Company’s facility in Monterrey has been operating since 1959, has over 550 employees and represents approximately 60 thousand MT of annual production capacity, or 30% of GrafTech’s total annual production capacity, excluding the Company’s facility in St. Marys, Pennsylvania.

About GrafTech
GrafTech International Ltd. is a leading manufacturer of high-quality graphite electrode products essential to the production of electric arc furnace steel and other ferrous and non-ferrous metals. The Company has a competitive

Exhibit 99.1
portfolio of low-cost, ultra-high power graphite electrode manufacturing facilities, including three of the highest capacity facilities in the world. We are the only large-scale graphite electrode producer that is substantially vertically integrated into petroleum needle coke, a key raw material for graphite electrode manufacturing. This unique position provides us with competitive advantages in product quality and cost.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our current views with respect to, among other things, financial projections, plans and objectives of management for future operations, and future economic performance. Examples of forward-looking statements include, among others, statements we make regarding future estimated revenues and volumes derived from our take-or-pay agreements that had initial terms of three-to-five years, future pricing of short-term agreements and spot sales, anticipated levels of capital expenditures, and guidance relating to earnings per share and adjusted EBITDA. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee,” “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident,” or the negative versions of those words or other comparable words. Any forward-looking statements contained in this press release are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. These forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to: the ultimate impact the COVID-19 pandemic has on our business, results of operations, financial condition and cash flows, including the duration and spread of any variants, the duration and scope of related government orders and restrictions, the impact on our employees, and the disruptions and inefficiencies in our supply chain; the ultimate impact the conflict between Russia and Ukraine has on our business, results of operations, financial condition and cash flows, including the duration and scope of such conflict, its impact on disruptions and inefficiencies in our supply chain and our ability to procure certain raw materials; the possibility that we may be unable to implement our business strategies, including our ability to secure and maintain longer-term customer contracts, in an effective manner; the cyclical

Exhibit 99.1
nature of our business and the selling prices of our products, which may decline in the future, may lead to periods of reduced profitability and net losses in the future; the impact of inflation and our ability to mitigate the effect on our costs; the risks and uncertainties associated with litigation, arbitration, and like disputes, including disputes related to contractual commitments; the possibility that global graphite electrode overcapacity may adversely affect graphite electrode prices; our dependence on the global steel industry generally and the electric arc furnace steel industry in particular; the sensitivity of our business and operating results to economic conditions, including any recession, and the possibility others may not be able to fulfill their obligations to us in a timely fashion or at all; the competitiveness of the graphite electrode industry; our dependence on the supply of raw materials, including decant oil, petroleum needle coke, and energy, and disruptions in supply chains for these materials; our manufacturing operations are subject to hazards; changes in, or more stringent enforcement of, health, safety and environmental regulations applicable to our manufacturing operations and facilities; the legal, compliance, economic, social and political risks associated with our substantial operations in multiple countries; the possibility that fluctuation of foreign currency exchange rates could materially harm our financial results; the possibility that our results of operations could deteriorate if our manufacturing operations were substantially disrupted for an extended period, including as a result of equipment failure, climate change, regulatory issues, natural disasters, public health crises, such as the COVID-19 pandemic, political crises or other catastrophic events, including our ability to resume our operations in Monterrey, Mexico and continue to operate once resumed; our dependence on third parties for certain construction, maintenance, engineering, transportation, warehousing and logistics services; the possibility that we are unable to recruit or retain key management and plant operating personnel or successfully negotiate with the representatives of our employees, including labor unions; the sensitivity of goodwill on our balance sheet to changes in the market; the possibility that we are subject to information technology systems failures, cybersecurity attacks, network disruptions and breaches of data security; our dependence on protecting our intellectual property and the possibility that third parties may claim that our products or processes infringe their intellectual property rights; the possibility that our indebtedness could limit our financial and operating activities or that our cash flows may not be sufficient to service our indebtedness; the possibility that restrictive covenants in our financing agreements could restrict or limit our operations; the fact that borrowings under certain of our existing financing agreements subject us to interest rate risk; the possibility that disruptions in the capital and credit markets could adversely affect our results of operations, cash flows and financial condition, or those of our customers and suppliers; the possibility that the market price of our common stock could be negatively affected by sales of substantial amounts of our common stock in the public markets, including by Brookfield Asset Management Inc. and its affiliates; the possibility that we may not pay cash dividends on our common stock in the future; and the fact that our stockholders have the right to engage or invest in the same or similar businesses as us.

Exhibit 99.1
These factors should not be construed as exhaustive and should be read in conjunction with the Risk Factors and other cautionary statements that are included in our most recent Annual Report on Form 10-K and other filings with the SEC. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Except as required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contact:
Michael Dillon
216-676-2000
investor.relations@graftech.com